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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT




                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  April 27, 1998





                           WILLIS LEASE FINANCE CORPORATION
                (Exact name of registrant as specified in its charter)



          CALIFORNIA               0-28774                       68-0070656
(State or other jurisdiction       (Commission              (I.R.S. employer
of incorporation)                  file number)             identification no.)


     180 Harbor Drive, Suite 200                                      94965-2846
              Sausalito,  CA                                          (Zip code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 331-5281

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ITEM 5.   OTHER EVENTS.

          A copy of Willis Lease Finance Corporation's press release dated April 27, 1998, announcing the hiring of W. Nolan Untiedt as President of Willis Aeronautical Services, Inc., the spare parts subsidiary of Willis Lease Finance Corporation, is filed as an exhibit to this Current Report on Form 8-K.


          (c)  Exhibits.

               Exhibit 99.1   Press Release dated April 27, 1998.





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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIS LEASE FINANCE CORPORATION



Dated:    April 30, 1998                By   /s/ JAMES D. MCBRIDE
                                             ----------------------------------
                                             James D. McBride
                                             Executive Vice President and
                                             Chief Financial Officer






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